Unaudited Pro Forma Condensed Combined Financial Statements


The Merger Agreement provides that each share of Salomon Inc ("Salomon") common stock will be exchanged for 1.13 shares of Travelers Group Inc. (the "Company") common stock. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, the Company's historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of the Company and the historical consolidated statement of financial condition of Salomon giving effect to the merger as though it had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of the Company and Salomon giving effect to the merger. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of the Company as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively.

The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined companies.

                      Travelers Group Inc. and Subsidiaries
     Unaudited Pro Forma Condensed Combined Statement of Financial Position
                               As of June 30, 1997
                            (in millions of dollars)

                                                             Travelers
                                                               Group         Salomon         Pro Forma        Pro Forma
 Assets                                                     Historical     Historical      Adjustments         Combined
 ------                                                     ------------   ------------   ---------------   --------------
 Cash and cash equivalents                                       $1,739         $2,081            $    -           $3,820
 Investments and real estate held for sale:
   Fixed maturities, primarily available for sale at
      market value                                               45,981                                            45,981
   Equity securities, at market value                             1,377                                             1,377
   Mortgage loans                                                 3,748                                             3,748
   Real estate held for sale                                        502                                               502
   Policy loans                                                   1,873                                             1,873
   Short-term and other                                           5,135                                             5,135
--------------------------------------------------------------------------------------------------------------------------
       Total investments and real estate held for sale           58,616              -                 -           58,616
--------------------------------------------------------------------------------------------------------------------------
 Securities borrowed or purchased under agreements to
   resell                                                        27,950         91,320                            119,270
 Brokerage receivables                                            8,507          6,014                             14,521
 Trading securities owned, at market value                       14,014        132,848                            146,862
 Commodities and related products and instruments                                1,533                              1,533
 Net consumer finance receivables                                 8,834                                             8,834
 Reinsurance recoverables                                         9,876                                             9,876
 Value of insurance in force and deferred policy
   acquisition costs                                              2,698                                             2,698
 Cost of acquired businesses in excess of net assets              2,991                                             2,991
 Separate and variable accounts                                   9,830                                             9,830
 Other receivables                                                5,108            624                              5,732
 Other assets                                                     9,443          1,533                             10,976
--------------------------------------------------------------------------------------------------------------------------
 Total assets                                                  $159,606       $235,953            $    -         $395,559
==========================================================================================================================
 Liabilities
 -----------
 Investment banking and brokerage borrowings                     $4,268         $8,036            $    -          $12,304
 Short-term borrowings                                            2,812                                             2,812
 Long-term debt                                                  11,122         16,080                             27,202
 Securities loaned or sold under agreements to repurchase        26,889        108,814                            135,703
 Brokerage payables                                               5,042          7,269                             12,311
 Trading securities sold not yet purchased, at market value       9,640         87,058                             96,698
 Contractholder funds                                            14,601                                            14,601
 Insurance policy and claims reserves                            43,940                                            43,940
 Separate and variable accounts                                   9,818                                             9,818
 Accounts payable and other liabilities                          15,196          2,843                             18,039
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                          143,328        230,100                 -          373,428
--------------------------------------------------------------------------------------------------------------------------
 ESOP Preferred stock - Series C                                    140                                               140
 Redeemable preferred stock                                                        420                                420
 Mandatorily redeemable preferred securities of
   subsidiary trusts                                              1,900            345                              2,245
 Stockholders' equity
 --------------------
 Preferred stock                                                  1,075            450                              1,525
 Common stock                                                         7            159              (158)               8
 Additional paid-in capital                                       7,561            438            (1,089)           6,910
 Retained earnings                                                8,524          5,811            (2,807)          11,528
 Treasury stock, at cost                                         (2,958)        (1,769)            4,054             (673)
 Unrealized gain (loss) on investment securities                    436                                               436
 Other                                                             (407)            (1)                              (408)
--------------------------------------------------------------------------------------------------------------------------
     Total stockholders' equity                                  14,238          5,088                 -           19,326
--------------------------------------------------------------------------------------------------------------------------
 Total liabilities and stockholders' equity                    $159,606       $235,953            $    -         $395,559
==========================================================================================================================

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                              Travelers Group Inc.
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Six Months Ended June 30, 1997
               (in millions of dollars, except per share amounts)

                                                    Travelers
                                                      Group        Salomon      Pro Forma
                                                   Historical    Historical      Combined
                                                   ------------  ------------  ------------
 Revenues:
 Insurance premiums                                     $4,444        $    -        $4,444
 Commissions and fees                                    1,718           640         2,358
 Interest and dividends                                  3,206         3,045         6,251
 Finance related interest and other charges                627                         627
 Principal transactions                                    514           927         1,441
 Asset management and administration fees                  762            29           791
 Other income                                              630                         630
-------------------------------------------------------------------------------------------
 Total revenues                                         11,901         4,641        16,542
-------------------------------------------------------------------------------------------

 Expenses:
 Policyholder benefits and claims                        3,811                       3,811
 Non-insurance compensation and benefits                 1,950         1,111         3,061
 Insurance underwriting, acquisition and operating       1,604                       1,604
 Interest                                                1,349         2,527         3,876
 Provision for consumer finance credit losses              145                         145
 Other operating                                           876           374         1,250
-------------------------------------------------------------------------------------------
     Total expenses                                      9,735         4,012        13,747
-------------------------------------------------------------------------------------------
 Income before income taxes and minority interest        2,166           629         2,795
 Provision for income taxes                                763           236           999
 Minority interest, net of income taxes                     98                          98
-------------------------------------------------------------------------------------------
 Income from continuing operations                      $1,305          $393        $1,698
===========================================================================================

 Income per share of common stock and
   common stock equivalents:
 Continuing operations                                   $1.96         $3.34         $2.12
===========================================================================================
 Weighted average common shares outstanding
     and common stock equivalents (millions)             645.7         108.8         768.6
===========================================================================================


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                              Travelers Group Inc.
           Unaudited Pro Forma Condensed Combined Statement of Income
                     For the Six Months Ended June 30, 1996
               (in millions of dollars, except per share amounts)

                                                    Travelers
                                                      Group        Salomon        Pro Forma
                                                    Historical    Historical       Combined
                                                   ------------  ------------  ---------------
 Revenues:
 Insurance premiums                                     $3,316        $    -           $3,316
 Commissions and fees                                    1,766           597            2,363
 Interest and dividends                                  2,543         3,008            5,551
 Finance related interest and other charges                571                            571
 Principal transactions                                    543         1,235            1,778
 Asset management and administration fees                  648            22              670
 Other income                                              554                            554
----------------------------------------------------------------------------------------------
 Total revenues                                          9,941         4,862           14,803
----------------------------------------------------------------------------------------------

 Expenses:
 Policyholder benefits and claims                        3,590                          3,590
 Non-insurance compensation and benefits                 1,930         1,096            3,026
 Insurance underwriting, acquisition and operating       1,367                          1,367
 Interest                                                1,060         2,401            3,461
 Provision for consumer finance credit losses              128                            128
 Other operating                                           850           352            1,202
----------------------------------------------------------------------------------------------
     Total expenses                                      8,925         3,849           12,774
----------------------------------------------------------------------------------------------
 Gain on sale of subsidiaries and affiliates               397                            397
----------------------------------------------------------------------------------------------
 Income before income taxes and minority
   interest                                              1,413         1,013            2,426
 Provision for income taxes                                361           405              766
 Minority interest, net of income taxes                    (44)                           (44)
----------------------------------------------------------------------------------------------
 Income from continuing operations                      $1,096          $608           $1,704
==============================================================================================

 Income per share of common stock
   and common stock equivalents:
 Continuing operations                                   $1.65         $5.41            $2.15
==============================================================================================
 Weighted average common shares outstanding
     and common stock equivalents (millions)             636.1         106.0            755.9
==============================================================================================


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                              Travelers Group Inc.
                     Unaudited Pro Forma Condensed Combined
            Statement of Income For the Year Ended December 31, 1996
               (in millions of dollars, except per share amounts)


                                                    Travelers
                                                      Group        Salomon       Pro Forma
                                                   Historical    Historical       Combined
                                                   ------------  ------------  --------------
 Revenues:
 Insurance premiums                                     $7,633        $    -          $7,633
 Commissions and fees                                    3,422         1,179           4,601
 Interest and dividends                                  5,549         5,748          11,297
 Finance related interest and other charges              1,163                         1,163
 Principal transactions                                    990         1,990           2,980
 Asset management and administration fees                1,349            48           1,397
 Other income                                            1,239            81           1,320
---------------------------------------------------------------------------------------------
 Total revenues                                         21,345         9,046          30,391
---------------------------------------------------------------------------------------------

 Expenses:
 Policyholder benefits and claims                        7,366                         7,366
 Non-insurance compensation and benefits                 3,768         2,039           5,807
 Insurance underwriting, acquisition and operating       3,013                         3,013
 Interest                                                2,259         4,679           6,938
 Provision for consumer finance credit losses              260                           260
 Other operating                                         1,678           718           2,396
---------------------------------------------------------------------------------------------
     Total expenses                                     18,344         7,436          25,780
---------------------------------------------------------------------------------------------
 Gain on sale of subsidiaries and affiliates               397                           397
---------------------------------------------------------------------------------------------
 Income before income taxes and minority
   interest                                              3,398         1,610           5,008
 Provision for income taxes                              1,051           628           1,679
 Minority interest, net of income taxes                     47                            47
---------------------------------------------------------------------------------------------
 Income from continuing operations                      $2,300          $982          $3,282
=============================================================================================

 Income per share of common stock
   and common stock equivalents:
 Continuing operations                                   $3.45         $8.59           $4.11
=============================================================================================
 Weighted average common shares outstanding
     and common stock equivalents (millions)             638.8         106.4           759.0
=============================================================================================

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                              Travelers Group Inc.
                     Unaudited Pro Forma Condensed Combined
            Statement of Income For the Year Ended December 31, 1995
               (in millions of dollars, except per share amounts)

                                                    Travelers
                                                      Group        Salomon         Pro Forma
                                                    Historical    Historical        Combined
                                                   ------------  ------------  ----------------
 Revenues:
 Insurance premiums                                     $4,977        $    -            $4,977
 Commissions and fees                                    2,874           804             3,678
 Interest and dividends                                  4,355         7,021            11,376
 Finance related interest and other charges              1,119                           1,119
 Principal transactions                                  1,016         1,077             2,093
 Asset management and administration fees                1,052            39             1,091
 Other income                                            1,190            12             1,202
-----------------------------------------------------------------------------------------------
 Total revenues                                         16,583         8,953            25,536
-----------------------------------------------------------------------------------------------
 Expenses:
 Policyholder benefits and claims                        5,017                           5,017
 Non-insurance compensation and benefits                 3,442         1,710             5,152
 Insurance underwriting, acquisition and operating       1,912                           1,912
 Interest                                                1,956         5,754             7,710
 Provision for consumer finance credit losses              171                             171
 Other operating                                         1,544           690             2,234
-----------------------------------------------------------------------------------------------
     Total expenses                                     14,042         8,154            22,196
-----------------------------------------------------------------------------------------------
 Loss on sale of subsidiaries and affiliates               (20)                            (20)
-----------------------------------------------------------------------------------------------
 Income before income taxes                              2,521           799             3,320
 Provision for income taxes                                893           286             1,179
-----------------------------------------------------------------------------------------------
 Income from continuing operations                      $1,628          $513            $2,141
===============================================================================================

 Income per share of common stock
   and common stock equivalents:
 Continuing operations                                   $2.43         $4.17             $2.63
===============================================================================================
 Weighted average common shares outstanding
     and common stock equivalents (millions)             634.8         106.5             755.1
===============================================================================================


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                              Travelers Group Inc.
                     Unaudited Pro Forma Condensed Combined
            Statement of Income For the Year Ended December 31, 1994
               (in millions of dollars, except per share amounts)

                                                    Travelers
                                                      Group        Salomon      Pro Forma
                                                    Historical    Historical     Combined
                                                   ------------  ------------  ------------
 Revenues:
 Insurance premiums                                     $5,144        $    -        $5,144
 Commissions and fees                                    2,526           822         3,348
 Interest and dividends                                  3,401         5,902         9,303
 Finance related interest and other charges              1,030                       1,030
 Principal transactions                                    900          (560)          340
 Asset management and administration fees                1,010            23         1,033
 Other income                                              932             7           939
-------------------------------------------------------------------------------------------
 Total revenues                                         14,943         6,194        21,137
-------------------------------------------------------------------------------------------
 Expenses:
 Policyholder benefits and claims                        5,227                       5,227
 Non-insurance compensation and benefits                 3,241         1,455         4,696
 Insurance underwriting, acquisition and operating       1,867                       1,867
 Interest                                                1,284         4,873         6,157
 Provision for consumer finance credit losses              152                         152
 Other operating                                         1,524           715         2,239
-------------------------------------------------------------------------------------------
     Total expenses                                     13,295         7,043        20,338
-------------------------------------------------------------------------------------------
 Gain on sale of subsidiaries and affiliates               226                         226
-------------------------------------------------------------------------------------------
 Income (loss) before income taxes                       1,874          (849)        1,025
 Provision for income taxes                                717          (439)          278
-------------------------------------------------------------------------------------------
 Income (loss) from continuing operations               $1,157         $(410)         $747
===========================================================================================

 Income (loss) per share of common stock
   and common stock equivalents:
 Continuing operations                                   $1.67        $(4.41)        $0.79
===========================================================================================
 Weighted average common shares outstanding
     and common stock equivalents (millions)             644.0         106.8         764.7
===========================================================================================


See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.    Description of Transaction and Basis of Presentation

         The Merger Agreement provides that each share of Salomon common stock will be exchanged for 1.13 shares of the Company's common stock. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, the Company's historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

2.    Accounting Policies

         The Company and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either the Company's or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3.    Intercompany Transactions

         Transactions between the Company and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4.   Pro Forma Adjustments

         The pro forma adjustments to common stock, paid-in capital, retained earnings and treasury stock at June 30, 1997 reflect (1) the retirement of shares of Salomon common stock held in treasury pursuant to the Merger Agreement, (2) adjustments to account for 70 million shares of the Company's common stock held in treasury to be issued in the transaction as though retired, in accordance with APB No. 16, and (3) the issuance of 121.4 million shares of the Company's common stock to effect the merger. The number of shares to be issued at consummation of the merger will be based on the actual number of shares of Salomon common stock outstanding at that time.

5.   Pro Forma Earnings Per Share

         The pro forma combined primary earnings per share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of the Company and Salomon. The number of common shares and common share equivalents of Salomon is based on an exchange ratio of 1.13 shares of the Company's common stock for each issued and outstanding share and share equivalent of Salomon.

6.   Restructuring Charge

         The pro forma financial data do not reflect a planned merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

7.   Future Cost Savings

         As the Salomon operations are integrated with the existing operations of the Company, management expects to achieve, by the end of a three year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.

The statements contained in notes 6 and 7 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. The Company undertakes no obligation to update publicly or revise any forward-looking statements.